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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 April 18, 1995
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                             THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                          1-11011                      86-0695381
- --------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                                85004
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                   -----------------------------
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Item 5.      Other Events.


       The FINOVA Group Inc. (formerly known as GFC Financial Corporation) today announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1995 (unaudited).

Item 7.      Financial Statements and Exhibits.

       (c)   Exhibits:

               Exhibits                        Title
             ------------      --------------------------------------
                  28           Press Release of The FINOVA Group Inc.
                               dated April 18, 1995




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             THE FINOVA GROUP INC.

                                  (Registrant)



Dated:  April 18, 1995   By             /s/  Bruno A. Marszowski
                           --------------------------------------------
                            Bruno A. Marszowski, Senior Vice President,
                            Chief Financial Officer and Controller
                            Principal Financial Officer/Authorized Officer





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